As filed with the Securities and Exchange Commission on December 5, 2001


                                                   Registration No. 333-________




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          ABRAXAS PETROLEUM CORPORATION
                         -------------------------------
               (Exact name of issuer as specified in its charter)

                 NEVADA                           74-2584033
           (State or other jurisdiction of      (I.R.S. Employer
            incorporation or organization)       Identification No.)

          500 North Loop 1604 East, Suite 100, San Antonio, Texas 78232
               (Address of principal executive offices) (Zip Code)


              ABRAXAS PETROLEUM CORPORATION STOCK OPTION AGREEMENTS
                            (Full title of the plan)

                               Robert L. G. Watson
                        Chairman of the Board, President
                           and Chief Executive Officer
                          ABRAXAS PETROLEUM CORPORATION
                       500 North Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788
                                ----------------
                      (Name, address and telephone number,
                   including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE


                              Proposed   Proposed
Title of                       maximum    maximum
securities        Amount      offering   aggregate        Amount of
to be             to be         price    offering        registration
registered      registered    per share   price              fee
-----------------------------------------------------------------------

Common Stock,     410,089     $ 1.25 (1) $ 512,611 (1)     $ 122.52
par value $.01    shares
per share


(1) In accordance with Rule 457(h), computed upon the basis of the prices reported on AMEX on December 3, 2001. This price is used solely for the purpose of calculating the registration fee.

PART II

Item 3.  Incorporation of Documents by Reference.

         The documents listed in (a) through (c) below are incorporated by reference in the Registration Statement, and all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all of the shares of Common Stock have been sold or which deregisters any Common Stock then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be a part hereof from the date of filing of such documents.

         (a) The Registrant's latest annual report filed pursuant to Sections 13(a) or 15(d) of the Exchange Act, that contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed:

         Annual Report on Form 10-K for the year ended December 31, 2000

         (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (a) above:

                  1. Form 10-Q for the Quarter Ended March 31, 2001 Filed: May 15, 2001

                  2.   Form 10-Q for the  Quarter  Ended  June 30,  2001  Filed:
                       August 14, 2001

                  3.   Form 10-Q for the Quarter Ended September 30, 2001 Filed:
                       November 14, 2001

                  4.   Form 8-K filed on October 3, 2001

                  5.   Form 8-K filed on October 9, 2001

                  6.   Form 8-K filed on November 14, 2001

         (c) See "Description of Registrant's Securities to be Registered" in Registration Statement No. 34-0-19118 on Form 8-A-12B filed on August 17, 2000 and incorporated herein by reference.

Item 4.  Description of Securities.

         Not applicable.

Item 5. Interests of Named Experts and Counsel.

         None.

Item 6. Indemnification of Directors and Officers.

         The Registrant's Articles of Incorporation contain a provision that eliminates the personal monetary liability of directors and officers to the Registrant and its stockholders for a breach of fiduciary duties to the extent currently allowed under the Nevada General Corporation Law (the "Nevada Statute"). If a director or officer were to breach his fiduciary duties, neither the Registrant nor its stockholders could recover monetary damages, and the only course of action available to the Registrant's stockholders would be equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of fiduciary duty. To the extent certain claims against directors or officers are limited to equitable remedies, this provision of the Registrant's Articles of Incorporation may reduce the likelihood of derivative litigation and may discourage stockholders or management from initiating litigation against directors or officers for breach of their duty of care. Additionally, equitable remedies may not be effective in many situations. If a stockholder's only remedy is to enjoin the completion of the Board of Director's action, this remedy would be ineffective if the stockholder did not become aware of a transaction or event until after it had been completed. In such a situation, it is possible that the stockholders and the Registrant would have no effective remedy against the directors or officers.

         Liability for monetary damages has not been eliminated for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or payment of an improper dividend in violation of section 78.300 of the Nevada Statute. The limitation of liability also does not eliminate or limit director liability arising in connection with causes of action brought under the Federal securities laws.

         The Nevada Statute permits a corporation to indemnify certain persons, including officers and directors, who are (or are threatened to be made) parties against all expenses (including attorneys' fees) actually and reasonably incurred by, or imposed upon, him in connection with the defense by reason of his being or having been a director or officer if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except where he has been adjudged by a court of competent jurisdiction (and after exhaustion of all appeals) to be liable for gross negligence or willful misconduct in the performance of his duty. The Bylaws of the Registrant provide indemnification to the same extent allowed pursuant to the foregoing provisions of the Nevada Statute.

         Nevada corporations also are authorized to obtain insurance to protect officers and directors from certain liabilities, including liabilities against which the corporation cannot indemnify its directors and officers. The Registrant currently has a directors' and officers' liability insurance policy in effect providing $10.0 million in coverage and an additional $1.0 million in coverage for certain employment related claims.

         The Registrant has entered into indemnity agreements with each of its directors and officers. These agreements provide for indemnification to the extent permitted by the Nevada Statute.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8. Exhibits.

         3.1 Articles of Incorporation of Registrant. (Filed as Exhibit 3.1 to Form S-4 filed September 7, 1990, Registration Statement No. 33-36565).

         3.2  Articles  of  Amendment  to  the  Articles  of   Incorporation  of
Registrant, dated October 22, 1990. (Filed as Exhibit 3.3 to Amendment No. 1 to Form S-4 filed October 29, 1990, Registration Statement No. 33-36565).

         3.3  Articles  of  Amendment  to  the  Articles  of   Incorporation  of
Registrant, dated December 18, 1990. (Filed as Exhibit 3.4 to Amendment No. 3 to Form S-4 filed December 20, 1990, Registration Statement No. 33-36565).

         3.4 Agreement and Plan of Merger, dated December 21, 1990, between Abraxas Petroleum Corporation, a Texas corporation, and Registrant filed with the Nevada Secretary of State. (Filed as Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission on March 15, 1991).

         3.5  Articles  of  Amendment  to  the  Articles  of   Incorporation  of
Registrant, dated June 8, 1995. (Filed as Exhibit 3.4 to Form S-3 filed January 18, 1996, Registration Statement No. 333-398).

         3.6 Amended and Restated Bylaws of Registrant. (Filed as Exhibit 3.5 to Form S-3 filed January 18, 1996, Registration Statement No. 333-398).

         3.7 Articles of Amendment to the Articles of Incorporation of Registrant, dated June 8, 1995. (Filed as Exhibit 3.4 to Registrant's
Registration Statement on Form S-3 filed January 18, 1996, Registration Statement No. 333-398).

         3.8  Articles  of  Amendment  to  the  Articles  of   Incorporation  of
Registrant, dated as of August 12, 2000. (Filed as Exhibit 3.5 to Registrant's Annual Report on Form 10-K for the year ended December 31, 2000).

         4.1 Specimen Common Stock Certificate of Registrant.  (Filed as Exhibit
4.1 to Form S-4 filed September 7, 1990, Registration Statement No. 33-36565).

         4.2 Rights Agreement dated as of December 6, 1994, by and between Registrant and First Union National Bank of North Carolina. (Filed as Exhibit
4.1 to  Registrant's  Registration  Statement  on Form 8-A filed on  December 6,
1994).

         4.3 Amendment to Rights Agreement dated as of July 14, 1997, by and between Registrant and American Stock Transfer & Trust Company. (Filed as
Exhibit 1 to Amendment No. 1 to Registrant's Registration Statement on Form 8-A filed on August 20, 1997).

         4.4 Second Amendment to Rights Agreement as of May 22, 1998, by and between Registrant and American Stock Transfer & Trust Company. (Filed as
Exhibit 1 to Amendment No. 2 to Registrant's Registration Statement on Form 8-A filed on August 24, 1998).

         4.5 Indenture dated January 27, 1999, by and among Registrant, Canadian Abraxas and IBJ Schroeder Bank & Trust Company. (Filed as Exhibit 4.1 to Registrant's Current Report on Form 8-K dated February 5, 1999).

         4.6 Third Supplemental Indenture dated December 21, 1999, by and among Registrant, Canadian Abraxas and the Bank of New York f/k/a IBJ Schroeder Bank & Trust Company. (Filed as Exhibit 4.7 to Registrant's Registration Statement on Form S-1, No. 333-95281).

         4.7 Indenture dated March 26, 1999, by and among Registrant, Canadian Abraxas, New Cache, Sandia and Norwest Bank Minnesota, National Association. (Filed as Exhibit 4.6 to Registrant's Annual Report on Form 10-K dated March 31,
1999).

         4.8 Indenture dated December 21, 1999, by and among Registrant, Canadian Abraxas, Sandia, New Cache, Wamsutter and Firstar Bank, National Association. (Filed as Exhibit T3C to Registrant's and Canadian Abraxas' Indenture Qualification on Form T3-A, No. 022-22449).

         4.9 Form of Old Note. (Filed as Exhibit A to Exhibit 4.6).

         4.10 Form of First Lien Note. (Filed as Exhibit A to Exhibit 4.8).

         4.11 Form of Second Lien Note. (Filed as Exhibit A to Exhibit 4.9).

         5.1 Opinion of Cox & Smith Incorporated as to the legality of the Common Stock being registered (Filed herewith).

         23.1 Consent of Deloitte & Touche LLP (Filed herewith).

         23.2 Consent of Ernst & Young LLP (Filed herewith)

         23.3 Consent of Cox & Smith Incorporated (found in Exhibit 5.1).

         24.1 Power of Attorney of Craig S. Bartlett, Jr. (Filed herewith).

         24.2 Power of Attorney of Franklin A. Burke (Filed herewith).

         24.3 Power of Attorney of Ralph E. Cox (Filed herewith).

         24.4 Power of Attorney of Frederick M. Pevow, Jr. (Filed herewith).

         24.5 Power of Attorney of James C. Phelps (Filed herewith).

         24.6 Power of Attorney of Joseph A. Wagda (Filed herewith).

         The Registrant undertakes that it will submit or has submitted the plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the plan.

Item 9.  Undertakings.

         The Registrant undertakes the following:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act and each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Antonio, Texas on December 5, 2001.

                          ABRAXAS PETROLEUM CORPORATION


                          By:      /s/ Robert L. G. Watson
                         ----------------------------------------
                           Robert L.G. Watson,
                           Chairman of the Board, President and
                           Principal Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.

      Signature                             Name and Title          Date

/s/ Robert L. G. Watson             Chairman of the Board,     December 5, 2001
----------------------------        President (Principal
Robert L.G. Watson                  Executive Officer)
                                    and Director

/s/ Chris E. Williford              Executive Vice President   December 5, 2001
----------------------------        and Treasurer (Principal
Chris E. Williford                  Financial and Accounting
                                    Officer)


/s/ Craig S. Bartlett, Jr.*         Director                   December 5, 2001
----------------------------
Craig S. Bartlett, Jr.

/s/ Franklin A. Burke*              Director                   December 5, 2001
----------------------------
Franklin A. Burke

/s/ Ralph F. Cox*                   Director                   December 5, 2001
----------------------------
Ralph F. Cox

/s/ Frederick M. Pevow, Jr.*        Director                   December 5, 2001
----------------------------
Frederick M. Pevow, Jr.

/s/ James C. Phelps*                Director                   December 5, 2001
---------------------------
James C. Phelps

/s/ Joseph A. Wagda*                Director                   December 5, 2001
---------------------------
Joseph A. Wagda


*By: Chris E. Williford, Attorney-in-Fact

                                  EXHIBIT INDEX

    Exhibit No.                   Description                              Page


     5.1    Opinion of Cox & Smith Incorporated as to the legality
            of the Common Stock being registered (Filed herewith).          11

     23.1   Consent of Deloitte & Touche LLP (Filed herewith).              12

     23.2   Consent of Ernst & Young LLP (Filed herewith).                  13

     23.3   Consent of Cox & Smith Incorporated (found in Exhibit 5.1).     11

     24.1   Power of Attorney of Craig S. Bartlett, Jr. (Filed herewith).   14

     24.2   Power of Attorney of Franklin A. Burke (Filed herewith).        15

     24.3   Power of Attorney of Ralph F. Cox (Filed herewith).             16

     24.4   Power of Attorney of Frederick M. Pevow, Jr. (Filed herewith).  17

     24.5   Power of Attorney of James C. Phelps (Filed herewith).          18

     24.6   Power of Attorney of Joseph A. Wagda (Filed herewith).          19

                                                                    Exhibit 5.1



                                   COX & SMITH

                             I N C O R P O R A T E D
                              ATTORNEYS COUNSELORS



                              112 East Pecan Street
                                   Suite 1800
                          San Antonio, Texas 78205-1521
                                 (210) 554-5500
                               Fax (210) 226-8395


Writer's Direct Number                                  Writer's E-Mail Address
(210) 554-5255                                           srjacobs@coxsmith.com
                                December 5, 2001

Abraxas Petroleum Corporation
500 North Loop 1604 East, Suite 1800
San Antonio, Texas 78232

                                 Re: Registration Statement on Form S-8 for the Abraxas Petroleum Corporation Stock Option Agreements

Gentlemen:

         We have acted as counsel to Abraxas Petroleum Corporation (the "Company") in connection with the preparation for filing with the Securities and Exchange Commission of a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement relates to an aggregate of 410,089 shares (the "Shares") of the common stock, par value $.01 per share ("Common Stock"), of the Company. The Shares are issuable pursuant to certain stock option agreements (the "Agreements").

         We have examined such corporate records, documents, instruments and certificates of the Company as we have deemed necessary, relevant or appropriate to enable us to render the opinion expressed herein. In such examination, we have assumed the genuineness of all signatures and the authenticity of all documents, instruments, records and certificates submitted to us as copies or originals.

         Based upon the foregoing, we are of the opinion that the Shares will have been duly authorized and legally issued and will constitute fully paid and nonassessable shares of Common Stock of the Company when issued in accordance with the Agreements.

         We hereby consent to the use of this opinion as Exhibit 5.1 to the Registration Statement. In giving this consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, the rules or regulations of the Securities and Exchange Commission promulgated thereunder or any similar provisions of any state securities laws or regulations.

                            Very truly yours,

                            COX & SMITH INCORPORATED

                            By: /s/ Steven R. Jacobs
                                  For the Firm
SRJ/cs

                                                                   Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in this Registration Statement of Abraxas Petroleum Corporation on Form S-8 of our report dated March 22, 2001, appearing and incorporated by reference in the Annual Report on Form 10-K of Abraxas Petroleum Corporation for the year ended December 31, 2000.



/S/  DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP





San Antonio, Texas
December 5, 2001

                                                                   Exhibit 23.2



                         Consent of Independent Auditors



We consent to the incorporation by reference of our report dated March 17, 2000, except for Notes 2 and 18, as to which the date is March 31, 2000, with respect to the consolidated financial statements of Abraxas Petroleum Corporation as of December 31, 1999 and for each of the two years in the period ended December 31, 1999, included in its Annual Report (Form 10-K) for the year ended December 31, 2000, previously filed with the Securities and Exchange Commission, in this Registration Statement on Form S-8 dated December 5, 2001 pertaining to the Abraxas Petroleum Corporation Stock Option Agreements.


                                              /s/ Ernst & Young LLP



         San Antonio, Texas

         December 5, 2001

                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L.G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 5, 2001


                                                  /S/ Craig S. Bartlett, Jr.
                                                  --------------------------
                                                  Craig S. Bartlett, Jr.

                                                                    Exhibit 24.2

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L.G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 5, 2001


                                            /S/ Franklin A. Burke
                                            ------------------------
                                            Franklin A. Burke

                                                                   Exhibit 24.3

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L.G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 5, 2001

                                            /S/ Ralph F. Cox
                                            -----------------------
                                            Ralph F. Cox

                                                                  Exhibit 24.4

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L.G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 5, 2001


                                          /S/ Frederick M; Pevow, Jr.
                                          ---------------------------
                                         Frederick M. Pevow, Jr.

                                                                   Exhibit 24.5

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L.G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 5, 2001


                                            /S/ James C. Phelps
                                            ---------------------
                                            James C. Phelps

                                                                   Exhibit 24.6


                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert L.G. Watson, Robert W. Carington, Jr. and Chris E. Williford, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Abraxas Petroleum Corporation and any or all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated: December 5, 2001


                                                /S/ Joseph A. Wagda
                                                -----------------------
                                                Joseph A. Wagda